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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - November 14, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



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
        Pennsylvania                 1-7410                    25-1233834
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number            Identification No.)

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                        One Mellon Bank Center
                           500 Grant Street
                       Pittsburgh, Pennsylvania                      15258
                    (Address of principal executive offices)       (Zip code)


      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

By release dated November 14, 1997, Mellon Bank Corporation (the "Corporation") announced that it has completed its previously announced acquisition of Pacific Brokerage Services, Inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated November 14, 1997 announcing the matter referenced in Item 5 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  November 18, 1997      By:  /s/ STEVEN G. ELLIOTT
                                   Steven G. Elliott
                                   Vice Chairman, Chief Financial
                                   Officer & Treasurer
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                                 EXHIBIT INDEX


Number   Description                                         Method of Filing
------   -----------                                         ----------------

99.1     Press Release dated November 14, 1997               Filed herewith